--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


                                    UNITED STATES
                          SECURITIES AND EXCHANGE COMMISSION

                               WASHINGTON, D.C.  20549



                                       FORM 8-K


                                    CURRENT REPORT

    PURSUANT TO SECTION 13 OR 15 (D) OF THE SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)   OCTOBER 8, 1997
                                                         -----------------


                                    COCENSYS, INC.
                           -------------------------------
                             (EXACT NAME OF REGISTRANT AS
                              SPECIFIED IN ITS CHARTER)


          DELAWARE                    0-20954                   33-0538836
-----------------------------      --------------           -------------------
(STATE OR OTHER JURISDICTION        (COMMISSION              (I.R.S. EMPLOYER
      OF INCORPORATION)             FILE NUMBER)             IDENTIFICATION NO.)



                       201 TECHNOLOGY DRIVE, IRVINE, CA  92718
            --------------------------------------------------------------
                  (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES, INCLUDING
                                      ZIP CODE)


                                    (714) 753-6100
                 ----------------------------------------------------
                      (REGISTRANT'S TELEPHONE NUMBER, INCLUDING
                                      AREA CODE)


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

ITEM 2.        ACQUISITION OR DISPOSITION OF ASSETS

On October 8, 1997, CoCensys Inc. (the "Company") entered into a Asset Purchase Agreement (the "Agreement") to sell its Pharmaceutical Sales and Marketing Division (the "Division") to Watson Laboratories, Inc. ("Watson"), a wholly owned subsidiary of Watson Pharmaceuticals, Inc. The description contained in this Item 2 of the transactions set forth in the Agreement is qualified in its entirety by reference to the full text of the Agreement, a copy of which is filed as an Exhibit hereto. Under the terms of the Agreement, Watson will assume the Division's co-promotion agreements, acquire certain of its operating assets and have the right to hire approximately 70 former employees of the Division. As consideration for these assets, the Company received $8.0 million from Watson, with up to $1.0 million more due to the Company if Watson is able to hire and retain, as of specified dates, certain percentages of the employees from the Division.

In order to satisfy certain provisions of the Agreement, the Company entered into, and transferred to Watson, agreements with two pharmaceutical companies for marketing rights and New Drug Approvals ("NDA")for two drugs at an aggregate cost of $2.0 million, of which the Company has paid $1.0 million. An additional $1.0 million is payable by the Company in future installments. Pursuant to the Agreement, $1.0 million of the $8.0 million in proceeds from the sale of the Division was deposited into an escrow account to satisfy the Company's future obligations related to the acquisition of these co-promotion and supply rights.

The forward-looking statements contained herein involve risks and uncertainties. Actual results and developments may differ materially from those described herein, due to a number of factors, including future performance and payments under the agreements described herein and additional factors discussed in the Company's most recent Form 10-K.


ITEM 7.        FINANCIAL STATEMENTS AND EXHIBITS

               (a) Financial statements of businesses acquired.

                         Not applicable.

               (b) Pro forma financial information.

                         The Company's Pro Forma Condensed Balance Sheet as of June 30, 1997 Pro Forma Condensed Statement of Operations for the Six Months Ended June 30, 1997 and Condensed Pro Forma Statement of Operations for the Year ended December 31, 1996 are included on pages F-1 through F-4.

               (c) Exhibits.

                         10.1 Asset Purchase Agreement, dated October 8, 1997,
                              Between the Company and Watson.*

                         99.1 Press Release.


* Confidential treatment has been requested for certain information contained in the agreement.

                                      SIGNATURES



Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.



                                                  CoCensys, Inc.

Date:          October 223, 1997             By:    /s/ Peter E. Jansen
               -----------------                  --------------------------
                                                        Peter E. Jansen
                                                   Chief Financial Officer

                                    COCENSYS, INC.
                            (A development stage company)
                          PRO FORMA CONDENSED BALANCE SHEETS
                              (In thousands) (Unaudited)

This pro forma Condensed Balance Sheet (unaudited) presents the financial position of the Company as if the disposition of the Pharmaceutical Sales and Marketing Division and related co-promotion agreements and operating assets had been completed as of June 30, 1997. This pro forma Condensed Balance Sheet is not necessarily indicative of what the actual balance sheet would have been at June 30, 1997, nor does it purport to represent the future financial position of the Company.


                                                      HISTORICAL      ADJUSTMENTS         PRO FORMA
                                                      ----------      -----------         ---------
                                                      (Unaudited)
ASSETS
Current assets:
  Cash and cash equivalents                             $  2,192        $ 6,738    1       $  8,930
  Short-term investments                                  15,180                             15,180
  Receivables from corporate partners                        657                                657
  Other current assets                                       810                                810
                                                        --------        -------            --------
TOTAL CURRENT ASSETS                                      18,839          6,738              25,577

Property and equipment, net                                2,494           (198)   2          2,296
Notes receivable from officers                               279                                279
Other assets, net                                             26             (1)   2             25
                                                        --------        -------            --------
                                                        $ 21,638        $ 6,539            $ 28,177
                                                        --------        -------            --------
                                                        --------        -------            --------

LIABILITIES & STOCKHOLDERS' EQUITY
Current liabilities:
  Accounts payable                                         $ 764                              $ 764
  Other accrued liabilities                                2,828            831    3          3,659
  Advances from corporate partners                           151                                151
  Capital lease obligation - current portion                 559           (113)   1            446
                                                        --------        -------            --------
TOTAL CURRENT LIABILITIES                                  4,302            718               5,020

Capital lease obligation, less current portion               227                                227
Other liabilities                                             38            500    3            538

Stockholders' equity:
  Preferred stock                                         12,000                             12,000
  Common stock                                            96,076            570    4         96,646
  Deficit accumulated during the development stage       (90,468)         4,751    5        (85,717)
  Deferred compensation                                     (562)                              (562)
  Unrealized gain (loss) on investments                       25                                 25
                                                        --------        -------            --------
TOTAL STOCKHOLDERS' EQUITY                                17,071          5,321              22,392
                                                        --------        -------            --------
                                                        $ 21,638        $ 6,539            $ 28,177
                                                        --------        -------            --------
                                                        --------        -------            --------


------------------------

1. Represents $8,000 in proceeds from disposition of Division and related co-promotion agreements, less $1,000 in cash used to obtain marketing rights and NDAs that were transferred to Watson and less

     $262 in cash used to purchase leased assets, a portion of which were sold to Watson. Excludes $1,000 that is contingent on Watson's ability to retain former employees of the Division.
2.   Represents operating assets sold to Watson.
3. Represents $1,000 liability related to purchase of marketing rights and NDAs transferred to Watson, $231 in severance costs and an estimated $100 in transaction costs.
4. Represents compensation expense recorded in connection with the extension of options previously granted to employees of the Division.
5. Gain on disposal of Division and related co-promotion agreements and operating assets.

                                    COCENSYS, INC.
                            (A development stage company)
                     PRO FORMA CONDENSED STATEMENTS OF OPERATIONS
                            SIX MONTHS ENDED JUNE 30, 1997
                 (In thousands, except per share amounts) (Unaudited)


This pro forma Statement of Operations is presented as if the disposition of the Sales and Marketing Division and related co-promotion agreements and operating assets had occurred on January 1, 1996. This pro forma Statement of Operations is not necessarily indicative of what the actual results of operations of the Company would have been assuming the aforementioned event had been completed as of January 1, 1996, nor does it purport to represent the results of operations for future periods.


                                                        HISTORICAL    ADJUSTMENTS         PRO FORMA
                                                        ----------    -----------         ---------
REVENUE
  Co-promotion                                           $ 2,308        $(2,308)   1
  Co-development                                           6,949                            $ 6,949
                                                         -------        -------             -------
Total revenue                                              9,257        $(2,308)            $ 6,949
                                                         -------        -------             -------

OPERATING EXPENSES
  Research and development                                11,416                             11,416
  Selling, general and administrative                      5,504         (3,540)   2          1,964
                                                         -------        -------             -------
Total operating expenses                                  16,920         (3,540)             13,380
                                                         -------        -------             -------

OPERATING LOSS                                            (7,663)         1,232              (6,431)

INTEREST INCOME, NET                                         357            172    3            529
                                                         -------        -------             -------

NET LOSS                                                 $(7,306)       $ 1,404             $(5,902)
                                                         -------        -------             -------
                                                         -------        -------             -------

NET LOSS PER SHARE                                       $ (0.33)       $  0.06             $ (0.26)
                                                         -------        -------             -------
                                                         -------        -------             -------

 -------------------------


     1. Represents co-promotion revenue attributable to the activities of the Division.
     2.   Represents direct operating expenses of the Division.
     3. Represents interest income on the net proceeds from the disposition of the Division and related co-promotion agreements.

                                    COCENSYS, INC.
                            (A development stage company)
                     PRO FORMA CONDENSED STATEMENTS OF OPERATIONS
                             YEAR ENDED DECEMBER 31, 1996
                 (In thousands, except per share amounts) (Unaudited)


This pro forma Statement of Operations is presented as if the disposition of the Pharmaceutical Sales and Marketing Division and related co-promotion agreements and operating assets had occurred on January 1, 1996. This pro forma Statement of Operations is not necessarily indicative of what the actual results of operations of the Company would have been assuming the aforementioned event had been completed as of January 1 , 1996, nor does it purport to represent the results of operations for future periods.


                                                       HISTORICAL    ADJUSTMENTS          PRO FORMA
                                                       ----------    -----------          ---------
REVENUE
  Co-promotion                                          $  9,085       $ (9,085)   1
  Co-development                                           6,073                           $  6,073
                                                        --------       --------            --------
Total revenue                                             15,158       $ (9,085)           $  6,073
                                                        --------       --------            --------

OPERATING EXPENSES
  Research and development                                18,771                             18,771
  Selling, general and administrative                     16,040         (8,410)   2          7,630
                                                        --------       --------            --------
Total operating expenses                                  34,811         (8,410)             26,401
                                                        --------       --------            --------

OPERATING LOSS                                           (19,653)          (675)            (20,328)

INTEREST INCOME, NET                                       1,165            371    3          1,536
                                                        --------       --------            --------

NET LOSS                                                $(18,488)      $   (304)           $(18,792)
                                                        --------       --------            --------
                                                        --------       --------            --------

NET LOSS PER SHARE                                      $  (0.85)      $  (0.01)           $  (0.86)
                                                        --------       --------            --------
                                                        --------       --------            --------

 -------------------------

    1. Represents fiscal 1996 co-promotion revenue attributable to the activities of the Division.
    2.   Represents the direct operating expenses of the Division.
    3. Represents interest income on the net proceeds from the disposition of the Division and related co-promotion agreements.

                                    EXHIBIT INDEX


10.1 Asset Purchase Agreement, dated October 8, 1997, between the Company and Watson.*

99.1     Press Release dated October 9, 1997


* Confidential treatment has been requested for certain information contained in the agreement.